UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2017

EDISON INTERNATIONAL
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-9936	95-4137452
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 976)
Rosemead, California 91770
(Address of principal executive offices, including zip code)

(626) 302-2222
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On August 17, 2017, Edison International agreed to sell $400,000,000 principal amount of its 2.40% Notes, due 2022 ("Notes"). For further information concerning the Notes, refer to the exhibits attached to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
See the Exhibit Index below.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: August 22, 2017

EXHIBIT INDEX

Exhibit No.	Description

1	Underwriting Agreement dated as of August 17, 2017

4.1	Fourth Supplemental Indenture dated August 22, 2017, including the Form of 2.40 % Senior Note due 2022

5.1	Opinion of Barbara E. Mathews, dated August 22, 2017 (including the consent of such counsel)

12	Statement re Computation of Ratio of Earnings to Fixed Charges